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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 25, 2005

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                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)

           MICHIGAN                             000-51166                      38-3423227
(State or other jurisdiction                (Commission File                 (IRS Employer
      of incorporation)                         Number)                   Identification Number)


         1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                               49441
         (Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code 231-780-1800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Earnings Release. On July 25, 2005, Community Shores Bank Corporation issued a press release reporting earnings and other financial results for its second quarter of 2005, which ended June 30, 2005. A copy of the press release is attached as Exhibit 99.1.

         The information in this Current Report on Form 8-K, including Exhibit 99.1, shall be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the securities Act of 1933.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Exhibit Number          Description
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99.1                    Press release of Community Shores Bank Corporation
                        reporting earnings and other financial results for the
                        second quarter of 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMMUNITY SHORES BANK CORPORATION



                                            By: /s/ Tracey A. Welsh
                                            ------------------------------------
                                                    Tracey A. Welsh
                                            Senior Vice President, Treasurer and
                                            Chief Financial Officer

Date: July 26, 2005

                                  EXHIBIT INDEX

Exhibit Number          Description
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     99.1               Press release of Community Shores Bank Corporation
                        reporting earnings and other financial results for the
                        second quarter of 2005